PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY X SERIES (“X SERIES”)
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY B SERIES (“B SERIES”)
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY L SERIES (“L SERIES”)
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY C SERIES (“C SERIES”)
(Applicable to contracts with applications signed from 03/15/2010 - 02/24/2013)
Flexible Premium Deferred Annuities

Updating Summary Prospectus
May 1, 2026

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for the Prudential Premier Retirement Variable Annuity B Series, L Series, C Series and X Series Annuity Contract is currently available online, which contains more information about the contract, including its features, benefits, investment options, and risks. You can find the statutory prospectus and other information about the contract online at  www.prudential.com/regdocs/PLAZ-Premier-XBLC-STAT.  You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com. This Updating Summary Prospectus incorporates by reference the Prudential Premier Retirement Variable Annuity B Series, L Series, C Series and X Series prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

The statutory prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix J”, “Financial Intermediary Variations” of the statutory prospectus. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

PPRT2PROS-USP

GLOSSARY OF TERMS

Many terms used within this Updating Summary Prospectus are described within the text where they appear. Not all the descriptions of those terms are repeated in this Glossary of Terms.

Account Value: The total value of all allocations to the Variable Options and/or the Market Value Adjustment Options on any Valuation Day. The Account Value is determined separately for each Variable Option and for each Market Value Adjustment Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Market Value Adjustment Option will be calculated using a Market Value Adjustment factor, if applicable.

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Dollar Cost Averaging (“DCA”) Market Value Adjustment Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA Market Value Adjustment Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA Market Value Adjustment Option are transferred to the designated Variable Options over a 6 month or 12 month period. Withdrawals or transfers from the DCA Market Value Adjustment Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

Guarantee Period: The period of time during which we Credit a fixed rate of interest to a Market Value Adjustment Option.

Investment Option: A Variable Option or Market Value Adjustment Option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Market Value Adjustment: A positive or negative adjustment used to determine the Account Value in a Market Value Adjustment Option.

Market Value Adjustment Options: Investment Options to which a fixed rate of interest is Credited for a specified Guarantee Period and to which a Market Value Adjustment may apply. The Market Value Adjustment Options consist of (a) the DCA Market Value Adjustment Option used with our 6 or 12 Month DCA Program and (b) the “Long-Term Market Value Adjustment Options”, under which Guarantee Periods of different yearly lengths are offered.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

Portfolio: An underlying mutual fund in which a Variable Option of the Registered Separate Account invests.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Registered Separate Account: Pruco Life Insurance Company Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Option(s). Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.

we, us, our, the Company: Pruco Life Insurance Company.

you, your: The Owner(s) shown in the Contract.

May 1, 2026Updating Summary Prospectus 1

UPDATED INFORMATION ABOUT YOUR CONTRACT

Please see below for a summary of changes that have been made to the contract since the date of the last statutory prospectus, May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract and not all changes may be applicable to you.

•	AST Bond Portfolio 2025 was liquidated.

•	AST Bond Portfolio 2037 is a new portfolio.

May 1, 2026Updating Summary Prospectus 2

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
Contingent Deferred Surrender Charges for B Series: If you withdraw money from the Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 7 years after the last Purchase Payment under the Contract. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
Contingent Deferred Surrender Charges for C Series: None.
Contingent Deferred Surrender Charges for L Series: If you withdraw money from the Contract within 4 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 4 years after the last Purchase Payment under the Contract. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
Contingent Deferred Surrender Charges for X Series: If you withdraw money from the Contract within 9 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 9.0% of the Purchase Payment, and a surrender charge may be assessed up to 9 years after the last Purchase Payment under the Contract. If you make an early withdrawal, you could pay a surrender charge of up to $9,000 on a $100,000 withdrawal. Credits may also be recaptured if you take an Early Withdrawal.
Market Value Adjustments for X, B, L, & C Series: If you withdraw or transfer assets from a Market Value Adjustment Option or DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in a Market Value Adjustment Option or  DCA Market Value Adjustment Option as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to a DCA Market Value Adjustment Option with a 12 month Guarantee Period and later withdraw the entire amount before the 12 months have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals and Required Minimum Distributions), (ii) surrenders, (iii) exercise of the right to cancel, and (iv) transfers (other than scheduled DCA transfers).
For more information on early withdrawal charges and Market Value Adjustments, please refer to the “Charges and Adjustments” section of  the statutory prospectus.

Are there Transaction Charges?

Yes.
In addition to surrender charges and Market Value Adjustments, charges may be applied to transfers (if more than 20 in a Contract Year), to requests for duplicate reports, or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the “Charges and Adjustments” section of  the statutory prospectus.

May 1, 2026Updating Summary Prospectus 3

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Fees B Series C Series L Series X Series	After 9th Contract Year 1.300%* 1.300%* 1.300%* 1.300%*	During first 9 Contract Years 1.332%* 1.786%* 1.731%* 1.886%*
	Portfolio Company fees and expenses	0.28%*	4.77%*
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%*[1]	1.60%[2]

*Charge based on average daily net assets allocated to the Variable Options. Please refer to the “Charges and Adjustments” section and "Appendix A" of the statutory prospectus  for more information.
[1]Charge based on a percentage of the net assets allocated to the Variable Options. This charge is the current charge for the Highest Anniversary Value Death Benefit, the least expensive optional benefit with an additional charge.
[2]Charge based on a percentage of the greater of the Unadjusted Account Value and the Protected Withdrawal Value. This charge is the current charge for the Spousal Highest Daily Lifetime Income v2.0 with Highest Daily Death Benefit & the Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, the most expensive optional benefits with an additional charge.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that  substantially increase costs.

	Lowest Annual Cost B Series - $1,618 C Series - $2,079 L Series - $2,028 X Series - $2,181	Highest Annual Cost B Series - $8,958 C Series - $9,394 L Series - $9,346 X Series - $9,491
Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No optional benefits No sales charges No additional Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive combination of optional benefits and Portfolio fees and expenses

  No sales charges

  No additional Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” and "Charges and Adjustments" sections of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 4

Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Contract. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss from poor performance, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Withdrawals may generally reduce the level of various optional benefit guarantees provided and may be subject to federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the Market Value Adjustment Options or  DCA Market Value Adjustment Options  more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you select. Each of the Investment Options available under the Contract, including the Variable Options and the Market Value Adjustment Options, has its own unique risks. You should review the Investment Options before making an investment decision. The Market Value Adjustment Options may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under any fixed allocation), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Restrictions
Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.

  You may make twenty (20) free transfers between Investment Options each Contract Year. After the twentieth transfer in each Contract Year, we will charge $10 for each additional transfer.

  You may only allocate Purchase Payments to the DCA Market Value Adjustment Options. You may not transfer Account Value into this program.

  If you select an optional benefit, your selection of Investment Options may be limited.

  The 6 or 12 Month DCA Program is not available in the States of Illinois, Iowa and Oregon.

  The DCA Market Value Adjustment Options may not be available through all firms.

  You may not have a 6 Month DCA Program running simultaneously with a 12 Month Program.

We reserve the right to:

  Remove or substitute Portfolios as Investment Options or to close Variable Options to subsequent Purchase Payments on existing Annuities or Annuities purchased on or after specified dates,

  Impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf,

  Limit the number of transfers you may make or to impose a minimum transfer amount, and

  Limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. If we do so, you may no longer be able to increase the values associated with an optional living benefit or increase the amount of the death benefit under an optional death benefit through subsequent Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

Certain Investment Options may not be available through certain financial intermediaries. See Appendix J, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.
For more information on investment and transfer restrictions, please refer to the  “Charges and Adjustments” section, “Appendix A”, the “Restrictions on Transfers Between Investment Options” section, the “Principal Risks of Investing in the Contract” section, the “General Description of Contracts” section, and the “Financial Professional Permission to Forward Transaction Instructions” section of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 5

Restrictions
Are there any Restrictions on Contract Benefits?

Yes.
There are restrictions and limitations relating to benefits offered under the Contract. Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.

  You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or quarterly basis from your Account Value allocated to the Variable Options. The charge for each optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefits.

  Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For more information on optional benefits under the Contract, please refer to the “Benefits Available Under the Contract” section of  the statutory prospectus.
Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix J, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of  the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on your investment in the Contract.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you  a new Contract in place of the one you already own. You should only exchange your Contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable to purchase the new Contract, rather than continue to own your existing Contract. This Contract is no longer sold.
For more information on exchanges, please refer to the Statement of Additional Information.

May 1, 2026Updating Summary Prospectus 6

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See Appendix J, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

Variable Options

The following is the list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at  www.prudential.com/regdocs/PLAZ-Premier-XBLC-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Allocation	AST Aggressive Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.86%	16.17%	8.81%	9.59%
Allocation	AST Balanced Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.87%	14.35%	6.96%	8.05%
Fixed Income	AST Bond Portfolio 20261,2,♦ PGIM Fixed Income PGIM Limited	0.96%	5.19%	0.02%	2.35%
Fixed Income	AST Bond Portfolio 20271,2,♦ PGIM Fixed Income PGIM Limited	0.96%	5.99%	-0.67%	N/A
Fixed Income	AST Bond Portfolio 20281,2,♦ PGIM Fixed Income PGIM Limited	0.96%	7.02%	-0.99%	N/A
Fixed Income	AST Bond Portfolio 20291,2,♦ PGIM Fixed Income PGIM Limited	0.96%	7.78%	-1.51%	N/A
Fixed Income	AST Bond Portfolio 20301,2,♦ PGIM Fixed Income PGIM Limited	0.96%	8.04%	-1.80%	N/A
Fixed Income	AST Bond Portfolio 20311,2,♦ PGIM Fixed Income PGIM Limited	0.96%	8.43%	-2.39%	N/A
Fixed Income	AST Bond Portfolio 20321,2,♦ PGIM Fixed Income PGIM Limited	0.96%	8.73%	N/A	N/A

May 1, 2026Updating Summary Prospectus 7

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	AST Bond Portfolio 20331,2,♦ PGIM Fixed Income PGIM Limited	0.96%	8.94%	N/A	N/A
Fixed Income	AST Bond Portfolio 20341,2,♦ PGIM Fixed Income PGIM Limited	0.96%	9.10%	N/A	N/A
Fixed Income	AST Bond Portfolio 20351,2,♦ PGIM Fixed Income PGIM Limited	0.96%	9.21%	N/A	N/A
Fixed Income	AST Bond Portfolio 20361,2,♦ PGIM Fixed Income PGIM Limited	0.96%	N/A	N/A	N/A
Fixed Income	AST Bond Portfolio 20371,2,♦ PGIM Fixed Income PGIM Limited	0.96%	N/A	N/A	N/A
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP	0.68%	7.15%	-1.10%	2.30%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.58%	3.78%	2.86%	1.78%
Equity	AST International Equity Portfolio[1] Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.02%	32.84%	5.76%	10.00%
Fixed Income	AST Investment Grade Bond Portfolio1,3,♦ PGIM Fixed Income PGIM Limited	0.69%	8.57%	-0.12%	3.39%
Allocation	AST J.P. Morgan Aggressive Multi-Asset Portfolio1,♦,‡ J.P. Morgan Investment Management Inc.	0.96%	14.03%	7.43%	9.06%
Allocation	AST J.P. Morgan Conservative Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.92%	10.37%	3.31%	5.19%
Allocation	AST J.P. Morgan Moderate Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.97%	12.53%	5.61%	7.30%
Equity	AST Large-Cap Equity Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.84%	14.88%	13.25%	12.47%

May 1, 2026Updating Summary Prospectus 8

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	AST Large-Cap Growth Portfolio[1] Clearbridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management Inc. T. Rowe Price Associates, Inc. Putnam Investment Management LLC	0.87%	17.06%	11.35%	16.27%
Equity	AST Large-Cap Value Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.81%	16.05%	12.97%	11.35%
Allocation	AST Multi-Asset Diversified Plus Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	1.13%	13.55%	5.58%	5.73%
Allocation	AST Multi-Asset Diversified Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	0.90%	15.55%	6.86%	8.28%
Allocation	AST PGIM Aggressive Multi-Asset Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate	0.90%	16.00%	8.22%	8.26%
Allocation	AST Preservation Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.89%	11.33%	3.76%	5.45%
Allocation	AST Quantitative Modeling Portfolio1,♦ PGIM Quantitative Solutions LLC PGIM Fixed Income PGIM Limited Jennison Associates LLC	1.06%	14.76%	7.62%	8.65%
Equity	AST Small-Cap Equity Portfolio[1] Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	1.01%	7.41%	1.81%	10.39%

May 1, 2026Updating Summary Prospectus 9

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	5.69%	6.97%	9.52%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.28%	17.56%	14.09%	14.51%
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Options for those variable annuity contracts and an AST Bond Portfolio Variable Option or a fixed account (those AST Bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Variable Options and the AST Bond Variable Option or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(1)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(2)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(3)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Variable Option with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
2.	Please note that you may not allocate Purchase Payments to the target date Bond Portfolios (e.g., AST Bond Portfolio 2036).
3.	The AST Investment Grade Bond Variable Option is not available for allocation of Purchase Payments or contract Owner transfers.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
‡	The Portfolio has certain restrictions regarding availability for investment by Contract Owners as listed below.
AST J.P. Morgan Aggressive Multi-Asset Portfolio This Portfolio is not available with the X Series product.

May 1, 2026Updating Summary Prospectus 10

Fixed Options

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the Fixed Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in the statutory prospectus.

Note: If amounts are withdrawn from Market Value Adjustment options before the end of its term, we will apply a Contract Adjustment. This may result in a significant reduction in your Contract value. For more information about Market Value Adjustment options, please refer to the “Charges and Adjustments” section of the statutory prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
DCA Market Value Adjustment Option	6 Month	1%
DCA Market Value Adjustment Option	12 Month	1%
Long-Term MVA Option	3 Year	1%
Long-Term MVA Option	5 Year	1%
Long-Term MVA Option	7 Year	1%
Long-Term MVA Option	10 Year	1%

*The rate shown was the last Minimum Guaranteed Interest Rate issued before the product closed to new customers. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.

LIMITATIONS WITH OPTIONAL BENEFITS

As a condition to your electing any optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Variable Options”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of Portfolios, but you are subject to certain other restrictions. Specifically:

•	you must allocate at least 20% of your Account Value to certain fixed income Portfolios (currently, the AST Core Fixed Income Portfolio); and

•	you may allocate up to 80% in the Portfolios listed in the table below; and

•	on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Variable Options used with this Program, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Variable Options so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

•	between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

•	if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively. Please note that the DCA Market Value Adjustment Options described in this section are also available if you elect an optional benefit.

May 1, 2026Updating Summary Prospectus 11

Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1
Spousal Highest Daily Lifetime Income v2.1
Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
Highest Daily Lifetime Income 2.0
Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator
Spousal Highest Daily Lifetime Income 2.0
Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit
Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit
Highest Daily Lifetime Income
Highest Daily Lifetime Income with Lifetime Income Accelerator
Spousal Highest Daily Lifetime Income
Highest Daily Lifetime 6 Plus
Highest Daily Lifetime 6 Plus with LIA
Spousal Highest Daily Lifetime 6 Plus
GRO Plus II
Highest Daily GRO II
Highest Anniversary Value Death Benefit
Combination 5% Roll-Up and HAV Death Benefit

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST J.P. Morgan Conservative Multi-Asset Portfolio
AST J.P. Morgan Moderate Multi-Asset Portfolio
AST Multi-Asset Diversified Plus Portfolio
AST Multi-Asset Diversified Portfolio
AST PGIM Aggressive Multi-Asset Portfolio
AST Preservation Asset Allocation Portfolio

Group II: Custom Portfolios Program

Highest Daily Lifetime Income
Highest Daily Lifetime Income with Lifetime Income Accelerator
Spousal Highest Daily Lifetime Income
Highest Daily Lifetime 6 Plus
Highest Daily Lifetime 6 Plus with LIA
Spousal Highest Daily Lifetime 6 Plus
GRO Plus II
Highest Daily GRO II
Highest Anniversary Value Death Benefit
Combination 5% Roll-Up and HAV Death Benefit

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Core Fixed Income Portfolio
AST Government Money Market Portfolio
AST International Equity Portfolio
AST J.P. Morgan Conservative Multi-Asset Portfolio
AST J.P. Morgan Moderate Multi-Asset Portfolio
AST Large-Cap Equity Portfolio
AST Large-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Multi-Asset Diversified Plus Portfolio
AST Multi-Asset Diversified Portfolio
AST PGIM Aggressive Multi-Asset Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Equity Portfolio

May 1, 2026Updating Summary Prospectus 12

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000082407; C000264555	PPRT2PROS-USP